FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

(Exact Name of Issuer as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

709 S. Harbor City Blvd., Suite 250, Melbourne, FL 32901

(Address of principal executive offices including zip code)

(321) 725-0090

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

First Choice Healthcare Solutions, Inc. (the “Company”) presented at the Tenth Annual Noble Financial Capital Markets Equity Conference on Wednesday, January 22, 2014 in Sandpiper Bay, Florida. The video, with audio, of the Company's presentation will be available for replay at the Company’s website (www.myfchs.com) for 90 days after the presentation. Copies of the presentation materials are also available at www.myfchs.com and are attached as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The Company may also use these slides at future conferences.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Slide Presentation for Tenth Annual Noble Financial Capital Markets Equity Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
Dated: January 27, 2014
	By:	/s/ Christian Romandetti
Christian Romandetti
Chief Executive Officer